CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Matrix Bancorp, Inc. (the "Company") on Form 10-Q for the quarter ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David
W. Kloos, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

      2. The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  August 3, 2005
                                               /s/ David W. Kloos
                                               ---------------------------------
                                               Name:   David W. Kloos
                                               Title:  Senior Vice President and
                                                       Chief Financial Officer